UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2008
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation (State or other jurisdiction of incorporation)	000-50231 (Commission File Number)	52-0883107 (IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC (Address of principal executive offices)		20016 (Zip Code)
Registrant’s telephone number, including area code: 202-752-7000
(Former Name or Former Address, if Changed Since Last Report):
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information in this report, including the exhibits submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae except to the extent, if any, expressly set forth by specific reference in that document.
Item 2.02 Results of Operation and Financial Condition
     On February 27, 2008, Fannie Mae (formally known as the Federal National Mortgage Association) issued a news release reporting its filing of its Form 10-K for the year ended December 31, 2007 and its financial results for the periods covered by the Form 10-K. A copy of the press release, in the form in which it was issued but with additional and clarifying language relating to Fannie Mae’s subprime private-label securities, is furnished as Exhibit 99.1 to this report. Exhibit 99.1 is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On February 27, 2008, Fannie Mae is posting to its Web site a 2007 10-K Investor Summary presentation consisting primarily of summary historical financial information about the company excerpted from Fannie Mae’s 2007 Form 10-K and information about the company’s credit book of business. The presentation, a copy of which is furnished as Exhibit 99.2 to this report, is incorporated herein by reference. Fannie Mae's Web site is at www.fanniemae.com. Information appearing on our Web site is not incorporated into this report.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Stephen M. Swad
Stephen M. Swad
Executive Vice President and Chief Financial Officer

Date: February 27, 2008

EXHIBIT INDEX
The following exhibits are submitted herewith:

Exhibit Number	Description of Exhibit

99.1	News release, dated February 27, 2008

99.2	2007 10-K Investor Summary Presentation, dated February 27, 2008

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